                             SETTLEMENT AGREEMENT
                             --------------------

         This Agreement made this _____ day of June, 2001 by and between W. Hardee McAlhaney ("McAlhaney") and Holiday RV Superstores, Inc. d/b/a Recreation USA ("Holiday").

         WHEREAS, Holiday is the former employer of McAlhaney who has brought certain claims against Holiday which are the subject of that certain arbitration case pending before the American Arbitration Association ("AAA"), Case Number 33 160 OOO54 01, styled "W. Hardee McAlhaney, Claimant vs. Holiday RV Superstores, Inc., Respondent", ("Arbitration Case") and

         WHEREAS, Holiday has asserted certain claims against McAlhaney which are also pending before the AAA in the Arbitration Case, and

         WHEREAS, the parties have agreed to resolve all claims which each has against the other whether such claims or obligations are the subject of the Arbitration Case or not.

         Now, therefore, in consideration of the promises more fully set forth herein, the parties hereby agree as follows:

               1.  Cash Payment by Holiday to McAlhaney. On or before 5:00 p.m.,
                   ------------------------------------
June 26, 2001, Holiday shall cause to be paid to McAlhaney the sum of $20,000.00, which monies shall be transferred to the Trust Account of the law firm of McAlhaney's counsel, David M. Landis ("Landis"), via wire transfer in accordance with instructions to be provided by Landis to Holiday immediately upon the execution of this Agreement by both parties.

               2.  Transfer of Unrestricted Common Shares of Holiday to
                   ----------------------------------------------------
McAlhaney. As soon as is possible, but in no event no later than 5:00 p.m. on
---------
June 29, 2001, Holiday shall cause to be transferred to McAlhany 65,000 shares of Holiday's free trading, unrestricted common stock, free and clear of all liens and encumbrances, which shares shall be deposited in account number 32756170 in the names of "W. Hardee McAlhaney and Beverly W. McAlhaney" at Raymond James & Associates, Inc. McAlhaney agrees that if and when these shares are to be sold, that the broker responsible for trading these shares shall be David Kamm of Raymond James & Associates, Inc.

               3.  Dismissal of Arbitration Case. Provided that the cash payment
                   -----------------------------
as set forth in paragraph 1 and the stock transfer as set forth in paragraph 2 are made pursuant to the terms and conditions of this Agreement, McAlhaney and Holiday shall notify AAA that the matters which are the subject of the Arbitration Case have been settled and that the Arbitration Case should be dismissed, with each party to bear its own costs and attorneys' fees. In event, either the cash payment as set forth in paragraph 1, or the stock transfer as set forth in paragraph 2, are not made, the Arbitration Case will proceed to final hearing as it is presently scheduled.

               4.  Release of Holiday by McAlhaney. Provided that the cash
                   -------------------------------
payment as set forth in paragraph 1 and the stock transfer as set forth in paragraph 2 are made, McAlhaney hereby releases Holiday from any and all actions, causes of action, debts, accounts, contracts agreements, controversies, judgments, damages, claims, obligations and liabilities of any kind or nature whatsoever, known or unknown, suspected or unsuspected, contingent or fixed, which McAlhaney has or may ever have had, owned or held at any time prior to the execution hereof whether based in contract, tort, statute or any other legal or equitable theory of recovery from the beginning of the world to the day of these presents. This release shall inur to the benefit of and be binding upon the successors, assigns, heirs, executors and administrators of Holiday. If, however, either the cash payment provided for in paragraph 1 or the stock transfer provided for in paragraph 2 are not made pursuant to the terms and conditions of this Agreement, then this release shall be of no force and effect.

               5.  Release of McAlhaney by Holiday. Subject to the provisions of
                   -------------------------------
paragraph 6 below, Holiday hereby releases McAlhaney from any and all actions, causes of action, debts, accounts, contracts agreements, controversies, judgments, damages, claims, obligations and liabilities of any kind or nature whatsoever, known or unknown, suspected or unsuspected, contingent or fixed, which Holiday has or may ever have had owned or held at any time prior to the execution hereof whether based in contract, tort, statute or any other legal or equitable theory of recovery from the beginning of the world to the day of these presents. This release shall inur to the benefit of and be binding upon the successors, assigns, heirs, executors and administrators of McAlhaney.

               6.  Survival of McAlhaney's Prior Directors' Option. Nothing in
                   -----------------------------------------------
this Agreement shall be construed or interpreted to have any effect or impact upon the option on 10,000 shares of Holiday's common stock issued to McAlhaney as a prior director of Holiday, which option shall remain in full force and effect under the terms and conditions under which said option was issued.

               7.  Governing Law. This Agreement shall be governed by and
                   -------------
construed in accordance with the laws of the State of Florida.

               8.  Survivability. The legal invalidity or unenforceability of
                   -------------
any provision of this Agreement shall not affect the validity or enforceability of any other provision, and in the case that any part of this Agreement is determined to be invalid or unenforceable this Agreement shall be construed as if such invalid or unenforceable provision was omitted.

               9.  Signature Via Facsimile Deemed to be Same as an Original. The
                   --------------------------------------------------------
parties hereto agree that a signature executed and transmitted via facsimile shall be deemed an original signature on this document for all intents and purposes.

Witnessed on June _____, 2001.


Printed Name:     ______________________       ___________________________(SEAL)
                                               W. Hardee McAlhaney
                  ______________________
Printed Name:     _______________________

                  _______________________

STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this _____ day of June, 2001, by W. Hardee McAlhaney, who is personally known to me or has produced ____________________________ (type of identification) to me.


                                               ________________________________
               (Notarial Seal)                 Notary Public - State of Florida
                                               Printed Name:___________________
                                               Commission No.:_________________
                                               My Commission Expires:__________





                                               Holiday RV Superstores, Inc.,
                                               a Delaware Corporation

Witnessed on June _____, 2001.

Printed Name:     _____________________        By:________________________(SEAL)
                                               Michael Riley, Chairman
                  _____________________


Printed Name:     _______________________

           ____________________________
STATE OF FLORIDA
COUNTY OF BROWARD

         The foregoing instrument was acknowledged before me this _____ day of June, 2001, by Michael Riley, as Chairman of Holiday RV Superstores, Inc. who is personally known to me or has produced ____________________________ (type of identification) to me.


                                               ________________________________
               (Notarial Seal)                 Notary Public - State of Florida
                                               Printed Name:___________________
                                               Commission No.:_________________
                                               My Commission Expires:__________